Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of     , 2024, between Fresh Vine Wine, Inc., a Nevada corporation (the “Company”), and the undersigned Purchaser (including such Purchaser’s successors and assigns, the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desire to purchase from the Company for cash, Securities of the Company as defined and described more fully in this Agreement;

NOW, THEREFORE, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I DEFINITIONS

I.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means each Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or any Affiliate of such Person. For purpose of this definition, “control” and related words are used as such terms are used in and construed under Rule 405 of the Securities Act, including, among others, executive officers, directors, large stockholders, subsidiaries, parent entities and sister companies. Notwithstanding the foregoing, the Purchaser and its Subsidiaries, on the one hand, and the Company Parties and their Subsidiaries, on the other hand, shall not be considered “Affiliates” of each other.

“AML/CTF Regulation” has the meaning ascribed to such term in Section 3.1(kk).

“BHCA” has the meaning ascribed to such term in Section 3.1(gg).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturdays, Sundays, any day that is a federal holiday in the United States and any day on which the Federal Reserve Bank of New York is not open for business.

“Capital Lease” means, as applied to any Person, any lease of, or other arrangement conveying the right to use, any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Capital Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

“Closing Date” means the Trading Day on which, or next following the day on which, all of the Transaction Documents required to be executed or delivered prior to the Closing have been executed and delivered by the applicable parties thereto and all other conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.2.

“Certificate of Designation” or “COD” means the Certificate of Designation for Series B Preferred Stock, attached hereto as Schedule 2.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, any Capital Stock into which such shares of common stock shall have been changed, and any share capital resulting from a reclassification of such common stock.

“Common Stock Equivalents” means any securities of any Company Party which would entitle the holder thereof to acquire at any time Common Stock, including whether or not presently convertible, exchangeable or exercisable, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to purchase, subscribe or otherwise receive, Common Stock.

“Company Party” means each of the Company and its Subsidiaries, if any.

“Company Covered Person” has the meaning ascribed to such term in Section 3.1(ll).

“Consents” means any approval, consent, authorization, notice to, or any other action by, any Person other than any Governmental Authority.

“Contractual Obligation” means, with respect to any Person, any provision of any security or similar instrument issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (other than a Transaction Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

“Conversion Price” has the meaning ascribed to such term in the COD.

“Conversion Shares” has the meaning ascribed to such term in the COD.

“Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement. For purposes of this definition, cryptocurrencies shall be considered currencies.

“Derivative” means any Interest Rate Agreement, Currency Agreement, futures or forward contract, spot transaction, commodity swap, purchase or option agreement, other commodity price hedging arrangement, cap, floor or collar transaction, any credit default or total return swap, any other derivative instrument, any other similar speculative transaction and any other similar agreement or arrangement designed to alter the risks of any Person arising from fluctuations in any underlying variable, including interest rates, currency values, insurance, catastrophic losses, climatic or geological conditions or the price or value of any other derivative instrument. For the purposes of this definition, “derivative instrument” means “any derivative instrument” as defined in Statement of Financial Accounting Standards No. 133 (Accounting for Derivative Instruments and Hedging Activities) of the United States Financial Accounting Standards Board, and any defined with a term similar effect in any successor statement or any supplement to, or replacement of, any such statement.

“Disqualification Event” has the meaning ascribed to such term in Section 3.1(ll).

“Dollars” and the sign “$” each mean the lawful money of the United States of America.

“Evaluation Date” has the meaning ascribed to such term in Section 3.1(o).

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Exchange Transaction” has the meaning ascribed to such term in Section 4.11(b).

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers~~,~~ directors, advisors or consultants of the Company Parties; provided, that such issuance is approved by a majority of the non-employee and disinterested members of the Board of Directors of the Company~~;~~ (b) shares of Common Stock, warrants or options to advisors or independent contractors of any Company Party for compensatory purposes, (c) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof , provided, that such securities have not been amended since the date hereof to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (d) securities issuable pursuant to any contractual anti-dilution obligations of the Company in effect as of the date hereof, provided, that such obligations have not been materially amended since the date of hereof, and (e) securities issued pursuant to any other strategic transactions approved by a majority of the disinterested members of the Board of Directors; provided, that such other strategic transactions shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and have no registration rights.

“Federal Reserve” has the meaning ascribed to such term in Section 3.1(gg).

“GAAP” means United States generally accepted accounting principles as in effect from time to time, applied consistently throughout the periods referenced and consistently with (a) the principles and standards set forth in the opinions and pronouncements of the Financial Accounting Standards Board or any successor entity, (b) to the extent consistent with such principles, generally accepted industry practices and (c) to the extent consistent with such principles and practices, the past practices of the Company as reflected in its financial statements delivered to the Purchaser.

“Governmental Authority” means any nation, sovereign or government, any state, province, territory or other political subdivision thereof, any municipality, any agency, authority or instrumentality thereof and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing, including any central bank stock exchange regulatory body arbitrator, public sector entity, supra- national entity (including the European Union and the European Central Bank) and any self- regulatory organization (including the National Association of Insurance Commissioners).

“Indebtedness” means, with respect to any Person at any date, without duplication, the following: (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services other than accounts payable and accrued liabilities incurred in respect of property or services purchased in the ordinary course of business (provided, that such accounts payable and accrued liabilities are not overdue by more than 180 days), (c) all obligations of such Person evidenced by notes, bonds, debentures or similar borrowing or securities instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (e) all obligations of such Person as lessee under Capital Leases, (f) all reimbursements and all other obligations of such Person, contingent or otherwise, with respect to (i) letters of credit, bank guarantees or bankers’ acceptances or (ii) surety, customs, reclamation, performance or other similar bonds, (g) all obligations of such Person secured by Liens on the assets of such Person, (h) all Guaranty Obligations of such Person, (i) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock, Stock Equivalent (valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends) or any warrants, rights or options to acquire such Capital Stock, (j) after taking into account the effect of any legally-enforceable netting Contractual Obligation of such Person, all payments that would be required to be made in respect of any Derivative in the event of a termination (including an early termination) on the date of determination and (k) all obligations of another Person of the type described in clauses (a) through (j) secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on the assets of such Person (whether or not such Person is otherwise liable for such obligations of such other Person).

“Intellectual Property Rights” means, collectively, all copyrights, patents, trademarks, service marks and trade names all applications for any of the foregoing, together with: (i) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (ii) all licenses or user or other agreements granted with respect to any of the foregoing, in each case whether now or hereafter owned or used; (iii) all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (iv) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (v) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (vi) all applications for any of the foregoing and (vii) all causes of action, claims and warranties, in each case, now or hereafter owned or acquired in respect of any item listed above.

“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

“Legend Removal Date” has the meaning ascribed to such term in Section 4.1(c).

“Liabilities” means all amounts, indebtedness, obligations, liabilities, covenants and duties of every type and description owing by any Company Party from time to time to any Purchaser or any other Purchaser Party, whether direct or indirect, joint or several, absolute or contingent, due or to become due, liquidated or unliquidated, secured or unsecured, now existing or hereafter arising and however created, acquired (regardless of whether acquired by assignment), whether or not evidenced by any note or other instrument or for the payment of money and whether arising under Contractual Obligations, Regulations or otherwise, including, without duplication, (i) the principal amount due, (ii) all other amounts, fees, interest (including any prepayment premium), commissions, charges, costs, expenses, attorneys’ fees and disbursements, indemnities, reimbursement of amounts paid and other sums chargeable to the Company under the Note, this Agreement or any other Transaction Document (including attorneys’ fees) or otherwise arising under any Transaction Document and (iii) all interest on any item otherwise qualifying as a “Liability” hereunder, whether or not accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or similar proceeding, whether or not a claim for post-filing or post- petition interest is allowed in such proceeding.

“License Agreement” has the meaning ascribed to such term in Section 3.1(m).

“Lien” means any lien (statutory or other) mortgage, pledge, hypothecation, assignment, security interest, encumbrance, charge, claim, right of first refusal, preemptive right, restriction on transfer or similar restriction or other security arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any capital or financing lease having substantially the same economic effect as any of the foregoing.

“Losses” means all liabilities, rights, demands, covenants, duties, obligations (including indebtedness, receivables and other contractual obligations), claims, damages, Proceedings and causes of actions, settlements, judgments, damages, losses (including reductions in yield), debts, responsibilities, fines, penalties, sanctions, commissions and interest, disbursements, Taxes, interest, charges, costs, fees and expenses (including fees, charges, and disbursements of financial, legal and other advisors, consultants and professionals and, if applicable, any value-added and other taxes and charges thereon), in each case of any kind or nature, whether joint or several, whether now existing or hereafter arising and however acquired and whether or not known, asserted, direct, contingent, liquidated, due, consequential, actual, punitive or treble.

“Material Adverse Effect” means a material adverse effect on, or change in, (a) the legality, validity or enforceability of any portion of any Transaction Document, (b) the operations, assets, property, business, prospects or condition (financial or otherwise) of any Company Party, or (c) the ability of any Company Party to perform on a timely basis its obligations under any Transaction Document for any reason whatsoever, whether foreseen or unforeseen, including due to pandemic, acts of a Governmental Authority, interruption of transportation systems, strikes, terrorist activities, interruptions of supply chains or acts of God.

“Maximum Rate” has the meaning ascribed to such term in Section 5.12.

“Notes Live Merger Agreement” means that certain Agreement and Plan of Merger dated as of January 25, 2024, by and among Fresh Vine Wine, Inc., FVW Merger Sub, Inc., and Notes, Live, Inc., as the same may be amended.

“Notice of Conversion” has the meaning ascribed to such term in Section 4.5.

“OFAC” has the meaning ascribed to such term in Section 3.1(ee).

“Participation Maximum” has the meaning ascribed to such term in Section 4.13(a).

“Permit” means, with respect to any Person, any permit, filing, notice, license, approval, variance, exception, permission, concession, grant, franchise, confirmation, endorsement, waiver, certification, registration, qualification, clearance or other Contractual Obligation or arrangement with, or authorization by, to or under the authority of, any Governmental Authority or pursuant to any Regulation, or any other action by any Governmental Authority in each case whether or not having the force of law and affecting or applicable to or binding upon such Person, its Contractual Obligations or arrangements or other liabilities or any of its property or to which such Person, its Contractual Obligations or any of its property is or is purported to be subject.

“Person” means an individual, sole proprietorship partnership, corporation, incorporated or unincorporated association, limited liability company, limited liability partnership, joint stock company, land trust, business trust or unincorporated organization, or a government, whether national, city, federal state, county, city, municipal or otherwise including, without limitation, any instrumentality, division or agency, department or other subdivision thereof or other entity of any kind.

“Pre-Notice” has the meaning ascribed to such term in Section 4.13(b).

“Proceeding” against a Person means an action, suit, litigation, arbitration, investigation, complaint, dispute, contest, hearing, inquiry, inquest, audit, examination or other proceeding threatened or pending against, affecting or purporting to affect such Person or its property, whether civil, criminal, administrative, investigative or appellate, in law or equity before any arbitrator or Governmental Authority.

“Public Information Failure” has the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” has the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” has the meaning ascribed to such term in Section 4.9.

“Regulation” means, all international, federal, state, provincial and local laws (whether civil or common law or rule of equity and whether U.S. or non- U.S.), treaties, constitutions, statutes, codes, tariffs, rules, guidelines, regulations, writs, injunctions, orders, judgments, decrees, ordinances and administrative or judicial precedents or authorities, including, in each case whether or not having the force of law, the interpretation or administration thereof by any Governmental Authority, all policies, recommendations or guidance of any Governmental Authority and all administrative orders, directed duties, directives, requirements, requests.

“Related Parties” of any Person means such Person, (i) each Affiliate of such Person, (ii) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Capital Stock having ordinary voting power in the election of directors of such Person or such Affiliate, (iii) each of such Person’s or such Affiliate’s officers, managers, directors, joint venture partners, partners and employees (and any other Person with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title or classification as a contractor under employment Regulations), (iv) any lineal descendants, ancestors, spouse or former spouses (as part of a marital dissolution) of any of the foregoing, (v) any trust or beneficiary of a trust of which any of the foregoing are the sole trustees or for the benefit of any of the foregoing. Notwithstanding the foregoing, the Purchaser and its Subsidiaries, on the one hand, and the Company Parties and their Subsidiaries, on the other hand, shall not be considered “Related Parties” of each other.

“Required Filings” means (a) any filing required pursuant to Section 4.3 or 4.14, (b) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and, if and as applicable, the listing of the Conversion Shares for trading thereon in the time and manner required thereby and (c) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any (a) Conversion Shares issuable upon conversion of the Series B Preferred Stock, ignoring any conversion limits set forth therein other than limitations required to comply with the stockholder approval requirements of thee NYSE American LLC Company Guide, and assuming that the Conversion Price is at all times on and after the date of determination 100% of the then Conversion Price.

“Restricted Payment” means, for any Person, (a) any dividend, stock split or other distribution, direct or indirect (including by way of spin off, reclassification, corporate rearrangement, scheme of arrangement or similar transaction), on account of, or otherwise to the holder or holders of, any shares of any class of Capital Stock of such Person now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other for value, direct or indirect, of any shares of any class of Capital Stock of such Person by such Person or any Affiliate thereof now outstanding and (c) other than the payments made to retire or to obtain the surrender of the Stock Equivalents and in an aggregate amount not to exceed $5,000,000, any payment made to retire, or to obtain the surrender of, any Stock Equivalents now or hereafter outstanding; provided, that, for the avoidance of doubt, (i) a cashless exercise of an employee stock option in which options are cancelled to the extent needed such that the “in-the-money” value of the options (i.e. the excess of market price over exercise price) that are cancelled is utilized to pay the exercise price, and applicable taxes, shall not be a “Restricted Payment” and (ii) a distribution of rights (including rights to receive assets) or options shall constitute a “Restricted Payment”.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Sanctioned Jurisdiction” means, at any time, a country, territory or geographical region that is subject to, the target of, or purported to be subject to, Sanctions Laws.

“Sanctions Laws” means all applicable Regulations concerning or relating to economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by OFAC, including the following (together with their implementing regulations, in each case, as amended from time to time): the International Security and Development Cooperation Act (ISDCA) (22 U.S.C. §23499aa-9 et seq.); the Patriot Act; and the Trading with the Enemy Act (TWEA) (50 U.S.C. §5 et seq.).

“Sanctioned Person” means (a) any Person that is listed in the annex to, or otherwise subject to the provisions of, Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit and Threaten to Commit or Support Terrorism, effective October 24, 2001; (b) any Person that is named in any Sanctions Laws-related list maintained by OFAC, including the “Specially Designated National and Blocked Person” list; (c) any Person or individual located, organized or resident or determined to be resident in a Sanctioned Jurisdiction that is, or whose government is, the target of comprehensive Sanctions Laws; (d) any organization or Person directly or indirectly owned or controlled by any such Person or Persons described in the foregoing clauses (a) through (c); and (e) any Person that commits, threatens or conspires to commit or supports “terrorism”,” as defined in applicable United States Regulations.

“SEC Documents” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the date of this Agreement (or such shorter period as the Company was required by law or regulation to file such material, including the exhibits thereto and documents incorporated by reference therein.

“Securities” means the Series B Preferred Stock, and the Conversion Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, $0.001 par value per share, of the Company.

“Series B Preferred Stock” means the Series B Convertible Preferred Stock, $0.001 par value per share, of the Company.

“Shell Company” means an entity that fits within the definition of “shell company” under Section 12b-2 of the Exchange Act and Rule 144.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

“Stock Equivalents” means all securities and/or Indebtedness convertible into or exchangeable for Capital Stock or any other Stock Equivalent and all warrants, options, scrip rights, calls or commitments of any character whatsoever, and all other rights or options or other arrangements (including through a conversion or exchange of any other property) to purchase, subscribe for or acquire, any Capital Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable.

“Subscription Amount” means, as to any Purchaser, the aggregate amount to be paid for the Series B Preferred Stock purchased hereunder as specified on Schedule I.

“Subsequent Financing” has the meaning ascribed to such term in Section 4.13.

“Subsequent Financing Notice” has the meaning ascribed to such term in Section 4.13(b).

“Subsidiary” means (a) any subsidiary of the Company, and (b) any Person (other than natural persons) the management of which is, directly or indirectly, controlled by, or of which an aggregate of 50% or more of the outstanding Voting Stock is, at the time, owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person.

“Taxes” means any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States or any other Governmental Authority and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of any Purchaser, taxes imposed on or measured by the net income or overall gross receipts of such Purchaser.

“Trading Day” means a day on which the principal Trading Market for the Common Stock is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock will, in accordance with the terms hereof, be listed or quoted for trading on the date in question the NYSE, NYSE American, Nasdaq Capital Market; the Nasdaq Global Market; the Nasdaq Global Select Market; (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the COD, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare and any successor transfer agent for the Company’s Common Stock.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, that, in the event that, by reason of mandatory provisions of any applicable Regulation, the attachment, perfection or priority of any security interest in any collateral is governed by the Uniform Commercial Code of a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.

“Voting Stock” means Capital Stock of any Person (i) having ordinary power to vote in the election of any member of the board of directors or any manager, trustee or other controlling persons of such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) and (ii) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (i) of this definition.

ARTICLE II PURCHASE AND SALE

II.1 Purchase. On the date hereof (the “Closing Date”), upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Purchaser will purchase the number of shares of Series B Preferred Stock set forth on Schedule 1 hereto, at the purchase price of $100.00 per share, for the aggregate Subscription Amount set forth on such Schedule (the “Closing”).

II.2 Closing. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees, severally and not jointly, to purchase, at the Closing the number of shares of Series B Preferred Stock applicable to such Purchaser as set forth on Schedule I. At each Closing, such Purchaser shall deliver to the Company, via wire transfer to an account designated by the Company, immediately available Dollars equal to such Purchaser’s Subscription Amount, and the Company shall issue to such Purchaser its shares of Series B Preferred Stock in uncertificated form by reflecting such issuance on the Company’s books and records. Upon satisfaction of the covenants and conditions set forth in Sections 2.3 and 2.4 for the Closing, the Closing shall occur remotely by electronic exchange of Closing documentation. Notwithstanding anything herein to the contrary, if the Closing Date does not occur within five (5) Business Days of the date hereof, this Agreement shall terminate and be null and void.

II.3 Deliveries.

(a) Deliveries to Purchaser. On or prior to the Closing (except as noted), the Company shall deliver or cause to be delivered to the Purchaser the following, each dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchaser:

(i) this Agreement, duly executed by the Company;

(ii) the COD duly executed by the Company; and

(iii) such other statements, agreements, good standing certificates, and other documents as the Purchaser may reasonably require.

(b) Deliveries to the Company. On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company, as applicable, the following, each duly executed by the Purchaser and dated as of the Closing Date:

(i) this Agreement;

(ii) the Purchaser’s Subscription Amount for the Series B Preferred Stock being purchased by the Purchaser at the Closing by wire transfer to the account specified in writing by the Company; and

(iii) a Voting and Support Agreement in substantially the form attached as Exhibit A (or, if the Purchaser is already a party to a Voting and Support Agreement, an amendment thereto pursuant to which the Series B Preferred Stock purchased hereunder will become subject to the mandatory conversion requirements of such Voting and Support Agreement.

II.4 Closing Conditions.

(a) Conditions to the Company’s Obligations. The obligations of the Company pursuant to Section 2.2 in connection with the Closing are subject to the satisfaction, or waiver in accordance with this Agreement, of the following conditions on or before the Closing Date:

(i) the representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the applicable Closing Date (unless expressly made as of an earlier date herein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements required to be performed by the Purchaser on or prior to the Closing Date (other than the obligations set forth in Section 2.3 to be performed at the Closing) shall have been performed; and

(iii) the delivery by the Purchaser of the items the Purchaser is required to deliver prior to the Closing Date pursuant to Section 2.3(b).

(b) Conditions to the Purchaser’s Obligations. The respective obligations of the Purchaser pursuant to Section 2.2 in connection with any Closing are subject to the satisfaction, or waiver in accordance with this Agreement, of the following conditions on or before such Closing Date:

(i) the representations and warranties of each Company Party contained in any Transaction Document shall be true and correct in all material respects as of the applicable Closing Date (unless expressly made as of an earlier date herein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements required to be performed by any Company Party on or prior to the applicable Closing Date pursuant to any Transaction Document (other than the obligations set forth in Section 2.3 to be performed at the Closing) shall have been performed;

(iii) the delivery by each Company Party of the items such Company Party is required to deliver on or prior to the applicable Closing Date pursuant to Section 2.3(a);

(iv) there shall be no breach of any obligation, covenant or agreement of any Company Party under the Transaction Documents and no existing event which, with the passage of time or the giving of notice, would constitute such a breach;

(v) no Material Adverse Effect shall have occurred from the date hereof through the Closing Date;

(vi) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or other federal, state, local or other governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction; Documents

(vii) from the date hereof through the applicable Closing Date, trading in the shares of Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak, including, without limitation, a pandemic, or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, and without regard to any factors unique to the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(viii) the Company meets the current public information requirements under Rule 144 in respect of the Conversion Shares; and

(ix) any other conditions contained herein or the other Transaction Documents, including delivery of the items that any Company Party is required to deliver on or prior to the Closing Date pursuant to Section 2.3.

ARTICLE III REPRESENTATIONS AND WARRANTIES

III.1 Representations and Warranties of the Company Parties. The Company hereby makes the representations and warranties set forth in this Article III (which representations and warranties encompass any Subsidiary as a Subsidiary and the Company Party, and include each such representation and warranty by such Subsidiary, in any document or agreement delivered and deliverable by the foregoing in connection with the Agreement, as if fully set forth herein, except to the extent modified in this Agreement makes the following representations and warranties as, and to the extent applicable to, such Company Party) to the Purchaser as of the Closing Date as to each Company Party, is deemed a part hereof and qualifies any representation or otherwise made herein (but in no event shall qualify any indemnity obligation of the Company Parties hereunder). The representations and warranties set forth in this Article III are qualified in all respects to all disclosures set forth in the Company’s SEC Documents.

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company, if any, are set forth or have been disclosed in the SEC Documents. The Company owns, directly or indirectly, all of the Capital Stock and Stock Equivalents of each Subsidiary, if any, free and clear of any Liens and all of the issued and outstanding shares of Capital Stock of each Subsidiary, if any, are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. Each Company Party is a Person duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified or licensed to transact business in its jurisdiction of organization, the jurisdiction of its principal place of business, any other jurisdiction where such qualification is necessary to conduct its business or own the property it purports to own, except where the failure to do so would not have a Material Adverse Effect – and no Proceeding exists or has be instituted or threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Each Company Party has the right, power and authority to enter into and discharge all of its obligations under each Transaction Document to which it purports to be a party, each of which constitutes a legal, valid and binding obligation of such Company Party, enforceable against it in accordance with its terms, subject only to bankruptcy and similar Regulations affecting creditors’ rights generally; and has the power, authority, Permits and Licenses to own its property and to carry on its business as presently conducted. No Company Party is engaged in the business of extending credit (which shall not include intercompany credit among the Company Parties) for the purpose of purchasing or carrying margin stock or any cryptocurrency, token or other blockchain asset.

(c) Authorization; Enforcement. The execution, delivery, performance by each Company Party of its obligations, and exercise by such Company Party of its rights under the Transaction Documents, (i) have been duly authorized by all necessary corporate actions of such Company Party, (ii) except for the Required Filings, the consent of the holders of at least a majority of the outstanding shares of Series A Preferred Stock (as required by the Certificate of Designation for Series A Preferred Stock) and the consent of Notes Live, Inc. pursuant to the Notes Live Merger Agreement, do not require any Consents or Permits that have not been obtained prior to the date hereof and each such Permit or Consent is in full force and effect and not subject of any pending or, to the best of any Company Party’s knowledge, threatened, attack or revocation, (iii) are not and will not be in conflict with or prohibited or prevented by or create a breach under (A) except for those that do not have a Material Adverse Effect, any Regulation or Permit, (B) any corporate governance document or resolution or (C) except for those that do not have a Material Adverse Effect, any Contractual Obligation or provision thereof binding on such Company Party or affecting any property of such Company Party and (iv) will not result in the imposition of any Liens except for the benefit of the Purchaser. Upon execution and delivery thereof, each Transaction Document to which such Company Party purports to be a party shall constitute the legal, valid and binding obligation of such Company Party, enforceable against such Company Party in accordance with its terms.

(d) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Conversion Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized Capital Stock a number of shares of Common Stock for issuance of the Conversion Shares, at least equal to the Required Minimum on the date hereof or as provided for in Section 4.10(a).

(e) Capitalization. The capitalization of the Company is as follows: 100,000,000 shares of Common Stock, par value $0.001, and 25,000,000 shares of Preferred Stock, par value $0.001, and the SEC Documents detail the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the dates set forth in such SEC Documents. The Company has not issued any Capital Stock or Stock Equivalent since its most recently filed periodic SEC Documents except (i) for the issuance of shares of Common Stock to recipients thereof pursuant to the Company’s equity incentive plans or as inducements material to the recipients entering into employment with the Company in accordance with Trading Market rules; (ii) pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act or upon conversion and/or exercise of Common Stock Equivalents granted to recipients thereof pursuant to the Company’s equity incentive plans; or (iii) as contemplated by this Agreement (including the issuance of Common Stock issuable upon conversion of the Series B Preferred Stock). Except for the right of first refusal in favor of the holders of Series A Preferred Stock pursuant to the Securities Purchase Agreement dated on or around August 2, 2023 by and among the Company, NYF Group, Inc. and EROP Enterprises, Inc., no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in, or triggered by, the transactions contemplated by the Transaction Documents (including the issuance of the Conversion Shares upon conversion of the Series B Preferred Stock in accordance with their respective terms). There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions (other than the Series A Preferred Stock and the Series B Preferred Stock), and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. There are no outstanding Stock Equivalents with respect to any shares of Common Stock, and there are no Contractual Obligations by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents except as set forth in the SEC Documents or as contemplated by this Agreement. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or any other securities to any Person (other than to the Purchaser) and will not result in a right of any holder of securities issued by any Company Party to adjust the exercise, conversion, exchange or reset price under any Stock Equivalent. All of the outstanding shares of Capital Stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all securities Regulations, and no such outstanding share was issued in violation of any preemptive right or similar or other right to subscribe for or purchase securities or any other existing Contractual Obligation. No further approval or authorization of any stockholder or the Board of Directors, and no other Permit or Consent is required for the issuance and sale of the Securities. There are no stockholders’ agreements, voting agreements or other similar Contractual Obligations with respect to the Company’s Capital Stock or Stock Equivalents to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders or other equity investors, other than such agreements or Contractual Obligations that have been entered into in connection with the Notes Live Merger Agreement and described in the SEC Documents.

(f) Financial Statements. The Company’s latest Annual Report on Form 10-K contains the audited balance sheets, statements of operations and statements of cash flows (the “Audited Financial Statements”) of the Company and the Subsidiaries as at and for the annual periods ended December 31, 2023 and 2022. The Company’s latest Quarterly Report on Form 10-Q contains the unaudited balance sheets, statements of operations and statements of cash flows (the “Unaudited Financial Statements”) of the Company as at and for the most recently completed quarterly period. The Audited Financial Statements and the Unaudited Financial Statements, are hereinafter sometimes collectively referred to as the “Financial Statements.” The Financial Statements have been prepared from the books and records of the Company and the Subsidiaries and in conformity with GAAP, consistently applied, except in each case as described in the notes thereto. In addition, the Financial Statements of the Company comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of preparation and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to customary and immaterial year-end audit adjustments. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed

(g) Material Adverse Effects; Undisclosed Events, Liabilities or Developments. Except as described in the SEC Documents or as disclosed to the Purchaser, since December 31, 2023 (the date of the latest audited financial statements included in the SEC Documents): (i) there has been no event that has had, or could reasonably be expected to result in, a Material Adverse Effect (other than the Company’s current financial position and the termination of employment identified in clause (vi) below), (ii) no Company Party has incurred any Indebtedness or other liability (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required by GAAP to be reflected in the Company’s financial statements and not required to be disclosed in filings made with the Commission; (iii) no Company Party has altered its fiscal year or accounting methods; (iv) no Company Party has declared or made any Restricted Payment or entered in any Contractual Obligation to do so, (v) no Company Party has issued any Capital Stock to any officer, director or other Affiliate, and (vi) there has been no event, prospects, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to any Company Party, their Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by any Company Party under applicable securities Regulations at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(h) Litigation. Except as described in the SEC Documents and a complaint filed in New York by a plaintiff alleging failure by the Company to design, construct, maintain and operate its website to be fully accessible to and independently usable by plaintiff and other blind or visually impaired persons in violation of the Americans with Disabilities Act, there is no Proceeding against any Company Party or any Subsidiary of any Company Party or any current or former officer or director of any Company Party or any Subsidiary of any Company Party in its capacity as such which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, (ii) involves the Commission or otherwise involves violations of securities Regulations or (iii) could, assuming an unfavorable result, have or reasonably be expected to result in a Material Adverse Effect, and none of the Company Parties, their Subsidiaries, or any director or officer of any of them, is or has been the subject of any Proceeding involving a claim of violation of or liability under securities Regulations or a claim of breach of fiduciary duty. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(i) Labor Relations. There is no (i) no unfair labor practice at any Company Party and there is no unfair labor practice complaint pending against any Company Party or any Subsidiary of any Company Party or, to their knowledge of any Company Party, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Company Party or any Subsidiary of any Company Party or to their knowledge threatened against any of them, (ii) no strike, work stoppage or other labor dispute in existence or to their knowledge threatened involving any Company Party or any Subsidiary of any Company Party, and (iii) no union representation question existing with respect to the employees of any Company Party or any Subsidiary of any Company Party, as the case may be, and no union organization activity that is taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably likely to have a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement. To the knowledge of the Company, the continued service to the Company of the executive officers of the Company Parties and their Subsidiaries is not, and is not expected to be, in violation of any material term of any Contractual Obligation in favor of any third party, and does not subject any Company Party or any Subsidiary of any Company Party to any Loss with respect to any of the foregoing matters.

(j) Compliance. No Company Party and no Subsidiary thereof, except as could not have or reasonably be expected to result in a Material Adverse Effect: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has any Company Party or any Subsidiary thereof received notice of a claim that it is in default under or that it is in violation of, any Contractual Obligation (whether or not such default or violation has been waived); (ii) is in violation of any judgment, decree or order of any Governmental Authority; (iii) is or has been in violation of any Regulation, and to the knowledge of each Company Party, no Person has made or threatened to make any claim that such a violation exists (including relating to taxes, environmental protection, occupational health and safety, product quality and safety, employment or labor matters) or (iv) has incurred, or could reasonably be expected to incur Losses relating to compliance with Regulations (including clean-up costs under environmental Regulations), nor have any such Losses been threatened.

(k) Permits. Each Company Party and its Subsidiaries possess all Permits, each issued by the appropriate Governmental Authority, that are necessary to conduct their respective businesses and which failure to possess could reasonably be expected to result in a Material Adverse Effect and no Company Party nor any Subsidiary thereof has received any notice of proceedings relating to the revocation or modification of any such Permit.

(l) Title to Assets. Each Company Party has good and marketable title in fee simple to all real property owned by it and good title in fee simple to all personal property owned or purported to be owned by any of them that is material to the business of any Company Party, in each case free and clear of all Liens except for (i) Liens that do not materially affect the value of any such property and do not materially interfere with the use made and proposed to be made of such property by the Company Parties, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by any Company Party (and any personal property if such lease is material to the business of any Company Party) are held by them under valid, subsisting and enforceable leases with which the Company Parties party thereto are in compliance.

(m) Intellectual Property. Except where the failure to do so would not have a Material Adverse Effect, each Company Party has, or has rights to use, all Intellectual Property Rights they purport to have or have rights to use, which, in the aggregate for all such Company Party, constitute all Intellectual Property Rights necessary or required for use in connection with the businesses of the Company Parties as presently conducted. No Company Party has received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, and, to the knowledge of each Company Party no event has occurred that permits, or would permit after notice or passage of time or both, the revocation, suspension or termination of such rights. No Company Party has received, since the date of the latest audited financial statements included within the SEC Documents, a written notice of a claim, nor has such a claim been threatened or could reasonably be expected to be made, and no Company Party otherwise has any knowledge that any slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods or services bearing or using any Intellectual Property Right presently contemplated to be sold by or employed by Intellectual Property Right of any Company Party violate or infringe upon the rights of any Person, except as could not reasonably be expected to have a Material Adverse Effect. To the knowledge of each Company Party, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. Each Company Party has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All material Contractual Obligations or other arrangements of any Company Party as in effect on the date hereof pursuant to which such Company Party has a license or other right to use any Intellectual Property owned by another Person (the “License Agreements”) are in full force and effect, no default or event of default exists with respect thereto in respect of the obligations of licensor or with respect to any royalty or other payment obligations of any Company Party or any obligation of any Company Party with respect to manufacturing standards, quality control or specifications and each such Company Party is in compliance with the terms thereof in all material respects and no owner, licensor or other party thereto has sent any notice of termination or its intention to terminate such license or rights, except that the Company may not be current in its payments obligations under its License Agreements with its celebrity co-founders, and such parties have notified the Company that they do not currently intend to renew such License Agreements upon expiration of the terms thereof.

(n) Reserved.

(o) Transactions with Related Parties. Except as described in the SEC Documents, no Company Party is a party to any Contractual Obligation or other transaction with any Related Party that is not a Company Party and that would be required to be disclosed in the SEC Documents, including Investments by any Company Party in any such other Related Party or Indebtedness owing by or to any such other Related Party and (b) transfers, sales, leases, assignments or other s or dispositions of any asset, in each case except for (c) transactions in the ordinary course of business on a basis no less favorable to the Company Parties as would be obtained in a comparable arm’s length transaction with a Person not a Related Party and (d) salaries and other director or employee or other staff compensation, including expense reimbursements and employee benefits, of the Company Parties.

(o) Reserved.

(p) Certain Fees. Except for compensation (fees and warrants) to be paid to The Oak Ridge Financial Services Group, Inc., as financial advisor to the Company, no brokerage or finder’s fees or commissions or similar fees are or will be payable by any Company Party to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(p) that may be due in connection with the transactions contemplated by the Transaction Documents.

(q) Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section III.3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(r) Investment Company. No Company Party is, or is an Affiliate of (and, immediately after receipt of payment for the Securities and before and after giving effect to the use of the proceeds thereof, none will be or be an Affiliate of), an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Each Company Party shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(s) Registration Rights. No Person has any right to cause any Company Party to effect the registration under the Securities Act of any securities of any Company Party, except for the Purchaser.

(t) Listing and Maintenance Requirements. The shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the knowledge of the Company is likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the shares of Common Stock are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Other than a potential future failure to meet the minimum net equity requirements for continued listing on the Trading Market, the Company is and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(u) Application of Takeover Protections. The Company and the Board of Directors (or equivalent body) have taken all necessary action, if any, in order to render inapplicable any poison pill (including any distribution under a rights agreement) that is or could become applicable as a result of the Purchaser and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents, including as a result of the Company’s issuance of the Securities and the ownership of the Securities by the Purchaser or any Affiliate of the Purchaser.

(v) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and matters identified or described in this Agreement or otherwise disclosed to the Purchaser, each Company Party confirms that none of the Company Parties, their Affiliates, or agents or counsel or any other Person acting on behalf of the foregoing has provided the Purchaser, any Purchaser Party or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosures furnished by or on behalf of any Company Party or any Affiliate thereof to any Purchaser regarding the Company Parties and their Subsidiaries, their respective businesses and the transactions contemplated hereby, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company Parties during the twelve (12) months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. Each Company Party acknowledges and agrees that the Purchaser makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section III.3.

(w) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section III.3, no Company Party, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(x) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(y) Foreign Corrupt Practices. No Company Party and, to the knowledge of the Company, no Related Party of any Company Party, has done any of the following, directly or indirectly (including through agents, contractors, trustees, representatives and advisors): (i) made contributions or payments of, or reimbursement for, gifts, entertainment or other expenses, in each case that could reasonably be viewed as unlawful under U.S. or other Regulations related to foreign or domestic political activity or (ii) made payments to U.S. or other officials, judges, employees or other staff members of any Governmental Authority or other Persons viewed as government officials under any Regulation or to any foreign or domestic political parties, elected or union officials or campaigns in order to obtain, retain or direct business or obtain any improper advantage, and no part of the proceeds will be used, directly or indirectly, to fund any such payment; failed to disclose fully any contribution or other payment made by any Company Party or any Subsidiary of any Company Party (or made by any person acting on the behalf of any of the foregoing) which could reasonably be viewed as in violation of U.S. or other Regulations; or (iv) any other activity in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other Regulation sanctioning or purporting to sanction bribery, corruption and other improper payments.

(z) Accountants; Internal Accounting and Sarbanes-Oxley. Wipfli LLP (the “Accountants”) are and have been throughout the periods covered by the Financial Statements and through the date hereof (a) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), (b) “independent” with respect to the Company within the meaning of Regulation S-X and (c) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board. The report of the Accountants on the Financial Statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles, other than a going concern qualification. During the Company’s most recent fiscal year and the subsequent interim periods, there were no disagreements with the Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. None of the reportable events listed in Item 304(a)(1)(iv) or (v) of Regulation S-K occurred with respect to the Company. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(aa) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser and not as a part of a group, as such term is defined in Section 13(d) of the Exchange Act, with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser, any Purchaser Party or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’ purchase of the Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(bb) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) the Purchaser, and counter-parties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(cc) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(dd) Cybersecurity. (i) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(ee) Subsidiary Rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on all capital securities of its Subsidiaries, if any, as owned by the Company or any Subsidiary of the Company.

(ff) Promotional Stock Activities. Neither the Company nor any Subsidiary of the Company and none of their respective officers, directors, managers, affiliates or agents have engaged in any stock promotional activity that could reasonably be expected to give rise to a complaint, inquiry, or trading suspension by the Commission alleging (i) a violation of the anti-fraud provisions of the federal securities laws, (ii) violations of the anti-touting provisions, (iii) improper “gun-jumping; or (iv) promotion without proper disclosure of compensation.

(gg) Reserved.

(hh) Regulation M Compliance. The Company has not, and to its knowledge no Company Party, Subsidiary of any Company Party or no one acting on any of their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(ii) Reserved.

(jj) Sanctions. No Company Party and no Related Party of any Company Party, directly or indirectly (including through agents, contractors, trustees, representatives or advisors) (a) is in violation of any Sanctions Law or engages in, or conspire or attempts to engage in, any transaction evading or avoiding any prohibition in any Sanction Law, (b) is a Sanctioned Person or derive revenues from investments in, or transactions with Sanctioned Persons, (c) has any assets located in Sanctioned Jurisdictions or (d) deals in, or otherwise engages in any transactions relating to, any property or interest in property blocked pursuant to any Regulation administered or enforced by the U.S. Office of Foreign Assets Control (“OFAC”).

(kk) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the Purchaser’s request.

(ll) Bank Holding Company Act and Other Limiting Regulations. No Company Party and no Affiliate of any Company Party is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). No Company Party and no Subsidiary or Affiliate of any Company Party owns or controls, directly or indirectly, individually or in the aggregate, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. No Company Party and no Subsidiary or Affiliate of any Company Party, either individually or in the aggregate, directly or indirectly, exercise or has the ability to exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. The Company is not an “investment company” and is not a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 2005, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any Regulation or Permit limiting the Company’s ability to incur indebtedness for borrowed money.

(mm) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company Parties (i) have made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) have paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) have set aside on their respective books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company Parties know of no basis for any such claim.

(nn) Shell Company Status. The Company has not been an issuer subject to Rule 144(i) under the Securities Act, and is not a shell company.

(oo) AML/CTF Regulations. The operations of the Company Parties and their Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970 and other applicable money laundering and counter-terrorism financing Regulations (collectively, the “AML/CTF Regulations”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Company Party or any Subsidiary of any Company Party with respect to any AML/CTF Regulation is pending or, to the knowledge of any Company Party or any such Subsidiary, threatened.

(pp) Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) of Regulation D promulgated under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as such term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (as each such term is used and understood in Rule 506(d) of Regulation D under the Securities Act, each a “Company Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) of Regulation D under the Securities Act. The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) of Regulation D promulgated under the Securities Act and has furnished to the Purchaser a copy of any disclosures provided thereunder. The Company will notify the Purchaser in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person.

(qq) No Other Covered Persons. Except compensation (fees and warrants) to be paid to The Oak Ridge Financial Services Group, Inc., as financial advisor to the Company, there is no Person (other than a Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of the Purchaser in connection with the sale of any Securities.

III.2 Full Disclosure. No statement of information, representation or warranty by any Company Party in this Agreement, any Transaction Document or any certificate, schedule or other document furnished or to be furnished to the Purchaser or any Purchaser Party or their attorneys or advisors pursuant to any Transaction Document contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

III.3 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein in which case they shall be accurate as of such date):

(a) Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time the Purchaser was offered or otherwise purchased or acquired the Securities, it was, and as of the date hereof it is, and on each date on which it converts the Series B Preferred Stock, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, if the Purchaser is a multi-managed investment vehicle (whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets), the representation set forth above in this clause (f) shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

(h) Acknowledgment of Voting Power. Immediately following the Purchaser’s acquisition of Series B Preferred Stock pursuant to this Agreement, the Purchaser’s aggregate percentage voting power ascribed to shares of the Company’s Capital Stock (including without limitation the voting power of any shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock) owned by such Purchaser, collectively with any person deemed to beneficially own such shares, will be less than twenty percent (20%) of the voting power ascribed to all outstanding shares of the Company’s Capital Stock. For purposes of this representation, the Purchaser shall be entitled to rely the number of outstanding shares of the Company’s Capital Stock provided to the Purchaser by the Company.

Each Company Party acknowledges and agrees that the representations and warranties of the Purchaser set forth in Section III.3 shall not modify, amend or affect the Purchaser’s right to rely on the representations and warranties of any Company Party contained in this Agreement or in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV OTHER AGREEMENTS OF THE PARTIES

IV.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 or any other exemption under the Securities Act, to the Company or to an Affiliate of the Purchaser or in connection with a pledge as contemplated in Section IV.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, at the Company’s sole expense in the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Purchaser under this Agreement.

(b) The Purchaser agrees, severally but not jointly, to the imprinting, for as long as is required by this Section IV.1, of a legend on all of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of its Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Company’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

(c) Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement covering the resale of such security is effective under the Securities Act; (ii) following any sale of such Conversion Shares pursuant to Rule 144 without restriction or limitation; (iii) if such Conversion Shares are eligible for sale under Rule 144 and without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144; or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall upon request of the Purchaser cause to be issued a legal opinion (which opinion the Company’s counsel, or at the option of the Purchaser, the Purchaser shall be responsible for obtaining, in either event at the Company’s sole cost and expense) to the Transfer Agent promptly after any of the events described in (i)-(iv) in the preceding sentence if required by the Transfer Agent to effect the removal of any legend (including that described in Section IV.1(b)), with a copy to the Purchaser and its broker. If all or any portion of Series B Preferred Stock is, at a time when there is an effective registration statement to cover the resale of the Conversion Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Conversion Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section IV.1(c), it will, no later than two (2) Trading Days following the delivery by the Purchaser to the Company or the Transfer Agent of a certificate representing Conversion Shares, issued with a restrictive legend (such second (2nd) Trading Day, the “Legend Removal Date” of such Securities of the Purchaser), instruct the Transfer Agent to deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section IV.1. Certificates for the Conversion Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

(d) In addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay after the Legend Removal Date, (i) with respect to the Conversion Shares, an amount in cash equal to (i) $1,000 per calendar day for the first thirty (30) calendar days of such failure and (ii) $5,000 per calendar day for each calendar day after the first thirty (30) calendar days of such failure, and all accrued but unpaid interest thereon. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and the Purchaser shall have, severally and not jointly, the right to pursue all remedies available to it at law or in equity including a decree of specific performance and/or injunctive relief.

IV.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including its obligation to issue the Conversion Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

IV.3 Furnishing of Information; Public Information.

(a) The Company covenants to maintain the registration of the Common Stock under Section 12(b) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period).

(b) If required by the rules and regulations of the Commission, the Company shall by no later than four Business Days after the Closing Date file a Form 8-K with the Commission to disclose information reflecting the material terms of the Transaction Documents.

IV.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

IV.5 Conversion Procedures. The form of “Notice of Conversion” accompanying the COD sets forth the totality of the procedures required of the Purchaser in order to convert such Series B Preferred Stock. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert shares of Series B Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchaser to convert shares of Series B Preferred Stock. The Company shall honor conversions of the Series B Preferred Stock, and shall deliver Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

IV.6 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “acquiring person” (or similar or equivalent term) under any poison pill (including any distribution under a rights agreement) in effect or hereafter adopted by the Company.

IV.7 Material Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, each Company Party covenants and agrees that neither it, nor any of its Affiliates, nor any other Person acting on its behalf, will hereafter provide the Purchaser, any Purchaser Party or their respective agents or counsel with any information that any Company Party believes constitutes material non-public information, unless prior thereto such information is disclosed to the public, or the Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. There has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations, warranties and covenants in effecting transactions in securities of the Company.

IV.8 Reserved.

IV.9 Indemnification of the Purchaser Party. Each Company Party shall, jointly and severally, indemnify against, and hold harmless from, the Purchaser, their Related Parties, each Person who controls any of them (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and their agents, contractors, trustees, representatives and advisors (each, a “Purchaser Party”) any and all Losses that any Purchaser Party may suffer or incur as a result of or relating to (a) the administration, performance or enforcement by the Purchaser of any of the Transaction Documents or consummation of any transaction described therein, (b) the existence of, perfection of, a Lien upon or, the sale or collection of, or any other damage, Loss, failure to return or other realization upon any collateral, (c) the failure of any Company Party or any of their Related Parties (whether directly or through their agents, contractors, trustees, representatives and advisors) to observe, perform or discharge any of the covenants or duties under any of the Transaction Documents, (d) any Proceeding, whether or not any Purchaser Party is a party thereto (including Proceedings instituted by any Governmental Authority or any holder of any equity interest in, or other direct or indirect investor in, the Company who is not an Affiliate of such Purchaser Party) with respect to any of the Transaction Documents or the transactions contemplated therein. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of the recipient of any payment made under any Transaction Document, but including any intangibles tax, stamp tax, recording tax or franchise tax) shall be imposed on any Company Party or Purchaser Party, whether or not lawfully payable, on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Transaction Documents, or the creation or repayment of any of obligations hereunder, by reason of any applicable Regulations now or hereafter in effect, each Company shall, jointly and severally, pay (or shall promptly reimburse such Purchaser Party for the payment of) all such Taxes, including any interest, penalties, expenses and other Losses with respect thereto), (e) all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) the administration, performance or enforcement by the Purchaser of any of the Transaction Documents or consummation of any transaction described therein, (ii) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, or (iii) any Proceeding, whether or not any Purchaser Party is a party thereto (including Proceedings instituted by any governmental authority or any holder of any equity interest in, or other direct or indirect investor in, the Company who is not an Affiliate of such Purchaser Party) with respect to any of the Transaction Documents or the transactions contemplated therein (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). Additionally, if any taxes (excluding taxes imposed upon or measured solely by the net income of the recipient of any payment made under any Transaction Document, but including any intangibles tax, stamp tax, recording tax or franchise tax) shall be imposed on the Company or Purchaser Party, whether or not lawfully payable, on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Transaction Documents, or the creation or repayment of any of obligations hereunder, by reason of any applicable regulations now or hereafter in effect, the Company shall pay (or shall promptly reimburse such Purchaser Party for the payment of) all such taxes, including any interest, penalties, expenses and other Losses with respect thereto), and will indemnify and hold the Purchaser Parties harmless from and against all Losses arising therefrom or in connection therewith, and will indemnify and hold the Purchaser Parties harmless from and against all Losses arising therefrom or in connection therewith. The foregoing indemnities shall not apply to Losses incurred by any Purchaser Party as a result of its own gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction. Notwithstanding anything to the contrary in any Transaction Document, the obligations of the Company Parties with respect to each indemnity given by them in this Agreement or any of the other Transaction Documents in favor of the Purchaser Parties shall survive the termination of this Agreement. The indemnification required by this Section IV.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnification contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against any Company Party or others and any liabilities any Company Party may be subject to pursuant to any Regulation.

IV.10 Reservation and Listing of Securities.

(a) The Company shall maintain a reserve equal to the Required Minimum of shares from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 100% of the Required Minimum on such date, then the Board of Directors shall take action in accordance with the Nevada Revised Statutes (which, if required, may include seeking stockholder approval to effect an increase in the authorized shares of Common Stock) to amend the Company’s Articles of Incorporation (or equivalent governing document) to increase the number of authorized but unissued shares of Common Stock to 100% of the Required Minimum at such time, as soon as possible.

(c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application; and (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter.

The Company shall promptly pay all fees and expenses owed to the Transfer Agent and shall not replace the Transfer Agent without the written Consent of the Purchaser.

IV.11 Subsequent Equity Sales.

(a) So long as any Series B Preferred Stock remains outstanding or the Purchaser holds any Securities, except for transactions in the ordinary course of the Company’s business and except for capital raises, the Company and each of its Subsidiaries shall be prohibited from, directly or indirectly, effecting or entering into (or publicly announcing or recommending to its stockholders the approval or adoption thereof by such stockholders) any agreement, plan, arrangement or transaction, including, without limitation, any Subsequent Financing, that would or would reasonably be expected to materially restrict, delay, conflict with or impair the ability or right of the Company and/or a Subsidiary to timely perform its obligations under this Agreement, and/or the other Transaction Documents, including, without limitation, the obligation of the Company to timely deliver shares of Common Stock to any Purchaser (or a designee thereof, if applicable) in accordance with this Agreement.

(b) The Purchaser shall, severally or jointly, be entitled to obtain injunctive relief against any Company Party to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Notwithstanding the foregoing, this Section IV.11 shall not apply in respect of an Exempt Issuance.

IV.12 Trading Activities of Purchaser.

(a) Prohibited Short Sales. The Purchaser covenants and agrees that neither it, nor any of its Affiliates acting on its behalf or pursuant to any understanding with it, will execute (i) any Short Sales of the Common Stock or (ii) any hedging transaction that establishes a net short position with respect to the Company’s Common Stock, in each case during the period commencing with the execution of this Agreement and the full repayment or conversion of all of the Purchaser’s Series B Preferred Stock; provided, that this provision shall not prohibit any sales made where a corresponding Notice of Conversion is tendered to the Company and the shares received upon such conversion or exercise are used to close out such sale; provided, further, that this provision shall not operate to restrict the Purchaser’s trading under any prior securities purchase agreement containing contractual rights that explicitly protects such trading in respect of the previously issued securities.

(b) Acknowledgment Regarding the Purchaser’s Other Trading Activities. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for this Section IV.12), it is understood and acknowledged by the Company that (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling Securities of the Company or from entering into Short Sales or Derivatives based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by the Purchaser, specifically including Short Sales or Derivatives, before or after the Closing or the closing of any future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) the Purchaser, and counter-parties in Derivatives to which the Purchaser is a party, directly or indirectly, may presently have a “short” position in the shares of Common Stock and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any Derivative. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, including, during the periods that the value of the Conversion Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities and Derivatives do not constitute a breach of any of the Transaction Documents.

IV.13 [Reserved].

IV.14 Securities Laws Disclosure; Publicity.

(a) Form 8-K Filing. The Company shall within four (4) Business Days immediately following the date hereof, file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, disclosing, among other matters, the material terms of the transactions contemplated hereby and thereby, with the Commission.

(b) Other Periodic Filings. If and as applicable, the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and the Company shall meet the current public information requirements of Rule 144(c) under the Securities Act as of the end of the period in question.

(c) Other Public Disclosures. The Company and the Purchaser shall consult with each other in issuing any other public disclosure with respect to the transactions contemplated hereby, and none of the Company or the Purchaser shall issue any such public disclosure nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is reasonably viewed as required by any Regulation, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. The Company shall not publicly disclose the name, trademark, service mark, symbol, logo (or any abbreviation, contraction or simulation thereof) of, or otherwise refer to, the Purchaser without the prior consent of the Purchaser (including in any press release, letterhead, public announcement or marketing material), except, and then only after consulting with the Purchaser. The restrictions in this Section IV.14(c) shall not apply if the subject disclosure is reasonably viewed as required by any Regulation, in which case the disclosing party shall be permitted to make such disclosure the extent required. None of the Company Parties and their Affiliates shall represent that any Company Party or any of its Affiliates, any product or service of the Company Parties or their Affiliates, or any know how or policy or practice of the Company Parties or their Affiliates has been approved or endorsed by any Purchaser Party.

IV.15 Reserved.

IV.16 Shares of Common Stock.

(a) DWAC. The Company shall ensure that its shares of Common Stock are and remain eligible for the “Deposit and Withdrawal at Custodian” (DWAC) service of the Deposit Trust Corporation and not subject to any restriction or limitation imposed by or on behalf of the Deposit Trust Corporation on any of its services or any other restriction or limitation on the use of the services provided by the Deposit Trust Corporation (DTC chill).

(b) Reserved.

(c) Trading Markets. The shares of Common Stock are listed on the NYSE American Trading Market (and the Company believes, in good faith, that trading of the shares of Common Stock on such Trading Market will continue uninterrupted for the foreseeable future; noting, however, that the Company has received notices from NYSE American stating that the Company was not in compliance with the stockholders’ equity requirements of Section 1003(a) of the NYSE American Company Guide and has also received notification from NYSE American LLC that the Company’s plan to regain compliance with NYSE American’s listing standards was accepted, as disclosed in the SEC Documents). The Company shall use its best efforts to ensure that such shares continue, without limitation, to be listed or quoted for trading on such Trading Market.

ARTICLE V MISCELLANEOUS

V.1 Termination and Survival. This Agreement may be terminated by the Purchaser, as to the Purchaser’s obligations hereunder by written notice to the Company if the Closing has not occurred within ten Business Days after the date of this Agreement. Termination of this Agreement will not affect the right of any party to sue for any breach by any other party (or parties) prior to such termination. The representations and warranties, covenants and other provisions hereof shall survive the Closing and the delivery of the Securities. Notwithstanding any termination of any Transaction Document, the reimbursement and indemnities to which the Purchaser Parties are entitled under the provisions of any Transaction Document shall continue in full force and effect and shall protect the Purchaser Parties against events arising after such termination as well as before.

V.2 Reserved.

V.3 Modifications and Signatures. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any modification effected in accordance with accordance with this Section V.3 shall be binding upon the Purchaser and holder of Securities and the Company.

(a) Entire Agreement. This Agreement and the other Transaction Documents contain and constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements, and understandings, whether written or oral, of the parties hereto, which the parties acknowledge have been merged into such documents.

(b) Amendments. No amendment, modification or termination of any provision of this Agreement or any other Transaction Document shall be effective without the written consent of the Company and the Purchaser. No waiver or consent shall be effective against any party unless given in writing and then any such waiver shall then be effective only in the specific instance and for the specific purpose for which it was given.

(c) Successors and Assigns. This Agreement shall bind and inure solely to the benefit of the Company Parties, the Purchaser Parties, and their respective successors and, if permitted, assigns; provided, that the Company Parties may not assign this Agreement or any other Transaction Document or any rights or obligations hereunder or thereunder without the Purchaser’s prior written consent and any prohibited assignment shall be absolutely void. Unless otherwise expressly provided in any Transaction Document, the Purchaser may sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, or any right or remedy under, the Securities and the Transaction Documents without the consent of the Company Parties; provided, that any transferee of the Securities shall agree in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser” (and any attempt to effect such transfer without securing such agreement shall be null and void).

(d) No Waiver by Course of Dealing. No notice to or demand on any Company Party, whether or not in any Proceeding, pursuant to any Transaction Document shall entitle any Company Party to any other or further notice (except as specifically required hereunder or under any other Transaction Document) or demand in similar or other circumstances. The failure by any Purchaser Party at any time or times to require strict performance by any Company Party of any provision of this Agreement or any of the other Transaction Documents or the granting of any waiver or indulgence shall not waive, affect or otherwise diminish any right of any Purchaser Party thereafter to demand strict compliance and performance with such provision, shall not affect or be a waiver under any other provision of any Transaction Document except as specifically mentioned and shall not constitute a course of dealing by such Purchaser Party at variance with the terms of this Agreement or any other Transaction Document (and therefore, among other things, shall not require further notice by such Purchaser Party of its intent to require strict adherence to the terms of such Transaction Document in the future). Any such actions shall not in any way affect the ability of each Purchaser Party, in its discretion, to exercise any rights available to it under this Agreement, the other Transaction Documents or under applicable Regulations.

(e) Execution in Counterparts. This Agreement may be executed in counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and both of which, when taken together, shall constitute but one and the same Agreement. In proving this Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

(f) Electronic Signatures. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Agreement or any other Transaction Document are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures. The Purchaser expressly agrees that this Agreement and all other Transaction Documents are “transferable records” as defined in applicable Regulations relating to electronic transaction and that it may be created, authenticated, stored, transmitted and transferred in a manner consistent with and permitted by such applicable Regulations.

V.4 Notices.

(a) All notices, requests, demands, and other communications to either party hereto or given under any Transaction Document shall be in writing (including electronic mail transmission or similar writing) and shall be given to such party at the physical address or send to the electronic mailing address set forth in the signature pages hereof or at such other physical address or electronic mailing address as such party may hereafter specify for the purpose of notice to the Purchaser and the Company in accordance with the provisions of this Section V.4.

(b) Each such notice, request or other communication shall be effective (i) if given by mail, three (3) Trading Days after such communication is deposited in the U.S. Mail with first class postage pre- paid, addressed to the noticed party at the address specified herein, (ii) if by nationally recognized overnight courier, when delivered with receipt acknowledged in writing by the noticed party, (iii) if given by personal delivery, when duly delivered with receipt acknowledged in writing by the noticed party or (iv) if given by electronic mail, when delivered (receipt by the sender of a receipt using the “return receipt” function or receipt of a reply email being presumptive evidence of receipt thereof); provided, that if such electronic mail is not sent prior to the last trading hour of the principal Trading Market of the Securities on a Trading Day, such electronic mail shall be deemed to have been sent at the opening of trading on the next Trading Day for such principal Trading Market. Any written notice, request or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice, request or demand is actually received by the individual to whose attention at the noticed party such notice, request or demand is required to be sent.

V.5 Set-Off. In addition to any rights now or hereafter granted under applicable Regulations and not by way of limitation of any such rights, each Purchaser Party upon prior notice to each other Purchaser Party is hereby authorized by the Company Parties at any time or from time to time, without notice or demand to any Company Party or to any other Person, any such notice or demand being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, provisional or final, including indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness or other amounts at any time held or owing by such Company Party to or for the credit or the account of any Company Party or any of their Related Parties against and on account of any amounts due by any Company Party or any of their Related Parties to any Purchaser Party under any Transaction Documents (including from the Purchase Price to be disbursed hereunder), irrespective of whether or not (a) such Purchaser Party shall have made any demand hereunder. If, as a result of such set off, appropriate or application, such Purchaser Party receives more than it is owed under any Transaction Document, it shall hold such amounts in trust for the other Purchaser Parties and transfer such amounts to the other Purchaser Parties ratably according to the amounts they are owed on the date of receipt.

V.6 Governing Law.

(a) Except as otherwise expressly provided in any other Transaction Document, this Agreement, the other Transaction Documents and all claims, Proceedings and matters arising hereunder or thereunder or related hereto or thereto are governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the state of Nevada.

(b) Any Proceeding with respect to any Transaction Document may be brought exclusively in the Nevada State courts, for the federal courts of the United States of America in Nevada. Each Company Party (i) accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of such courts, (ii) irrevocably waives any objection, including any objection to the laying of venue, based on the grounds of forum non conveniens or that such jurisdiction is improper or otherwise that such party is not subject to the jurisdiction of such courts, that it may now or hereafter have to the bringing of any Proceeding in those jurisdictions, (iii) irrevocably consents to the service of process of any court referred to above in any Proceeding by the mailing of copies of the process to the parties hereto as provided in Section V.4 and agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service effected as provided in this manner will become effective ten (10) calendar days after the mailing of the process. Notwithstanding the foregoing, nothing contained in any Transaction Document shall affect the right of any Purchaser Party to serve process in any other manner permitted by applicable Regulations or commence Proceedings or otherwise proceed against any Company Party in any other jurisdiction.

V.7 Severability. Any provision of any Transaction Document being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of any Transaction Document or any part of such provision in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. In addition, upon any determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify the relevant Transaction Document so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

V.8 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, that in the case of a rescission of a conversion of Series B Preferred Stock, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion notice.

V.9 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

V.10 Remedies.

(a) In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(b) The remedies provided in this Agreement and all other Transaction Documents shall be cumulative and in addition to all other remedies available under any Transaction Document, whether at law or in equity (including a decree of specific performance and/or other injunctive relief).

(c) A material breach of this Agreement will cause irreparable harm to the Purchaser and that the remedy at law for any such breach may be inadequate. Therefore, in the event of any such material breach, the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

V.11 Marshaling; Payment Set Aside. To the extent that any Company Party makes a payment or payments to the Purchaser pursuant to any Transaction Document or any Purchaser Party enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to any Company Party, a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

V.12 Usury. To the extent it may lawfully do so, each Company Party hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of each Company Party under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”) and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that any Company Party may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by any Company Party to any Purchaser Party with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser Party to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

V.13 Reserved.

V.14 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

V.15 Further Assurances. The Company Parties agree to take such further actions as the Purchaser shall reasonably request from time to time in connection herewith to evidence, give effect to or carry out this Agreement and the other Transaction Documents and any of the transactions contemplated hereby or thereby.

V.16 Interpretation. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of any Transaction Document. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. Except as otherwise expressly provided in any Transaction Document, if the last or appointed day for the taking of any action or the expiration of any right required or granted under any Transaction Document shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day. As used in any Transaction Document, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. When used in any Transaction Document, unless otherwise expressly provided in such Transaction Document, (a) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such Transaction Document as a whole and not to any particular provision of such Transaction Document, (b) recital, article, section, subsection, schedule and exhibit references are references with respect to such Transaction Document unless otherwise specified, (c) any reference to any agreement shall include a reference to all recitals, appendices, exhibits and schedules to such agreement and, unless the prior written consent of any party is required hereunder and is not obtained, shall be a reference to such agreement as waived, amended, restated, supplemented or otherwise modified and (d) any reference to a specific Regulation shall be to such Regulation, as modified from time to time, together with any successor or replacement Regulation, in each case as in effect at the time of determination. Unless the context otherwise requires, when used in any Transaction Document, the following terms have the following meaning: (u) “execution,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Regulation, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state Regulation based on the Uniform Electronic Transactions Act, (v) “incur” means incur, create, make, issue, assume or otherwise become or remain directly or indirectly liable in respect of or responsible for, in each case whether directly or indirectly, as primary obligor or guarantor or endorser, and the terms “incurrence” and “incurred” and similar derivatives shall have correlative meanings, (w) “knowledge” of the any Company Party means the actual best knowledge of any officer, director or employee of such Company Party after due inquiry, (x) “including” means “including, without limitation,” (y) “asset” and “property” have the same meaning and mean, “collectively, all rights and interests in tangible and intangible assets and properties, whether real, personal or mixed and including cash, capital stock, revenues, accounts, leasehold interests, contract rights and other rights under Permits and Contractual Obligations” and (z) “documents” and “documentation” have the same meaning and mean “collectively, all documents, drafts, instruments, agreements, indentures, certificates, forms, opinions, powers of attorney, notices, summons, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.” The headings in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement. All references in this Agreement or any other Transaction Document to statutes and regulations shall include all amendments of same and implementing regulations and any successor statutes and regulations; to any instrument or agreement (including any of the Transaction Documents) shall include any and all modifications and supplements thereto and any and all restatements, extensions or renewals thereof to the extent such modifications, supplements, restatements, extensions or renewals of any such documents are permitted by the terms hereof and thereof. A breach of this Agreement shall be deemed to exist at all times during the period commencing on the date that such breach occurs to the date on which such breach is waived in writing or, with respect to any Default, is cured within any period of cure expressly provided in the Transaction Documents. Whenever in any provision of any Transaction Document, the Purchaser is authorized to take or decline to take any action (including making any determination) in the exercise of its “discretion,” such provision shall be understood to mean that the Purchaser may take or refrain to take such action in its sole discretion. References to times of the day in any Transaction Document shall refer to Eastern Time. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.” Time is of the essence of this Agreement and the other Transaction Documents. No provision of this Agreement or any of the other Transaction Documents shall be construed against or interpreted to the disadvantage of any party hereto by any Governmental Authority by reason of such party having or being deemed to have structured, drafted or dictated such provision. “month” (but not “calendar month”) means each period from a date of determination to the day (including the Closing Date itself) in the next calendar month numerically-corresponding to such date (provided, that, if such calendar month does not have any such numerically-corresponding day, such numerically- corresponding day shall be deemed to be the last day of such calendar month). References to section numbers in this Agreement shall be construed consistently regardless of whether such references utilize Roman numerals or Arabic numbers.

V.17 Waiver of Jury Trial and Certain Other Rights.

(a) The parties hereto hereby irrevocably and unconditionally waive, to the fullest extent permitted by applicable Regulations, any right that they may have to trial by jury of any claim or cause of action or in any Proceeding, directly or indirectly based upon or arising out of this Agreement or any Transaction Document (whether based on contract, tort or any other theory). Each party (a) certifies that no representative, agent, or attorney of any other party has represented, expressly or otherwise, that such other parties would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement and the other Transaction Documents by, among other things, the mutual waivers and certifications in this section.

(b) Each Company Party acknowledges and agrees that the foregoing waivers are a material inducement to the Purchaser to enter into and accept this Agreement. Each Company Party has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court. This Section 5.17 shall not restrict a party from exercising remedies under the UCC or from exercising pre-judgment remedies under applicable Regulations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement for Series B Preferred Stock to be duly executed by their respective authorized signatories as of the date first indicated above.

FRESH VINE WINE, INC.		Address for Notice:
P.O. Box 78984
By:		Charlotte, NC 28271
Name:	Michael Pruitt
Title:	Interim Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement for Series B Preferred Stock to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:_________________________	PURCHASER

Signature of Authorized Signatory of Purchaser:	By:
Name:
Title:

Address for Notices to Purchaser:

Email:

SCHEDULE 1

PURCHASER

Closing:

Name of Purchaser	Purchase Price	Series B Preferred Shares	Closing Date

SCHEDULE 2

CERTIFICATE OF DESIGNATION FOR

SERIES B PREFERRED STOCK

Exhibit A

FORM OF

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”), dated as of , 2024, is entered into by and between Notes Live, Inc., a Colorado corporation (the “Company”), Fresh Vine Wine, Inc., a Nevada corporation (“Parent”), and the undersigned shareholder of Parent (“Shareholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

A. Parent, FVW Merger Sub, Inc., a Colorado corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things and subject to the terms and conditions set forth therein, (a) Merger Sub will merge with and into the Company (the “Merger”), and (b) all outstanding Company Common Shares will be cancelled and converted into the right to receive the Merger Consideration described in the Merger Agreement.

B. As a condition precedent to its execution of the Merger Agreement, the Company requires that Shareholder enter into this Agreement.

The parties hereto hereby agree as follows:

VOTING AGREEMENT

Agreement to Vote the Subject Securities.

Shareholder hereby irrevocably and unconditionally agrees that, until the termination of this Agreement, at any meeting of the shareholders of Parent, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the shareholders of Parent, Shareholder shall be present (in person or by proxy, including for the purpose of determining a quorum) and vote (or cause to be voted) or deliver (or cause to be delivered) a written consent with respect to, all of the Voting Securities (as defined below):

in favor of any proposal to adopt and approve or reapprove the Merger Agreement and the Contemplated Transactions, including any proposal to adopt and/or approve (A) the Merger Agreement and the Contemplated Transactions, (B) the issuance of the Merger Consideration to the Holders of Company Common Shares and the change of control of Parent resulting from the Merger pursuant to the NYSE American rules; (C) any amendment to Parent’s articles of incorporation to change Parent’s corporate name, to effect the Reverse Split or to make any other amendment required or contemplated by the Merger Agreement; (D) upon conversion or exchange of Fresh Vine Preferred Stock (as defined herein), the issuance of shares of Fresh Vine Common Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the Fresh Vine Certificate of Designation (as defined herein), (E) any liquidation, spinning-out, distribution, or other disposition of the Fresh Vine Legacy Assets or discontinuance of the Fresh Vine Legacy Business; and (F) any other proposal recommended by Parent’s board of directors in connection with the Contemplated Transactions;

against any action or proposal that would reasonably be expected to result in (A) a breach of any covenant, representation or warranty or any other obligation or agreement of Parent or Merger Sub contained in the Merger Agreement, or of Shareholder contained in this Agreement or (B) any delay in any of the conditions set forth in Sections 7 or 9 of the Merger Agreement being satisfied;

in favor of all proposals set forth in any proxy statement or information statement disseminated by Parent relating to the Merger and the other Contemplated Transactions (including any proxy supplements thereto, the “Proxy Statements”);

for any proposal to adjourn or postpone the applicable Parent special meeting to a later date if there are not sufficient votes for approval of the Merger and Merger Agreement and any other proposals related thereto on the dates on which such meetings are held; and

against any Acquisition Proposal, any other action, proposal, transaction, or agreement involving Parent that is intended, or would reasonably be expected, to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Merger or the other transactions contemplated by the Merger Agreement, and any change in any manner to the voting rights of any Subject Securities (including any amendments to Parent’s Organizational Documents).

Shareholder hereby appoints the Company and any designee of the Company, and each of them individually, until the termination of this Agreement (at which time this proxy shall automatically be revoked), as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Voting Securities in accordance with Section 1.01(a). This proxy and power of attorney is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Shareholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by Shareholder with respect to the Voting Securities. The power of attorney granted by Shareholder is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of Shareholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

Shareholder shall retain at all times the right to vote the Voting Securities in such Shareholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this ARTICLE I. Shareholder agrees that the obligations specified in this ARTICLE I shall not be affected by any Fresh Vine Board Adverse Recommendation Change, except to the extent the Merger Agreement is terminated as a result thereof.

Shareholder has entered into this Agreement solely in Shareholder’s capacity as the record and Beneficial Owner of the Subject Securities (and not in any other capacity, including any capacity as a director or officer of Parent). Nothing in this Agreement: (i) will in any way limit or affect any actions or omissions taken by a director or officer of Parent (including any director or officer who is an Affiliate of Shareholder) in the taking of any actions (or failure to act) solely in his or her capacity as a director or officer of Parent, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (ii) will be construed to prohibit, limit, or restrict a director or officer of Parent (including any director or officer who is an Affiliate of Shareholder) from exercising his or her fiduciary duties as a director or officer to Parent, or its shareholders.

Shareholder shall not take any action with respect to the conversion of any of the Subject Securities that may (i) reduce the amount of Voting Securities of Shareholder (unless any transferee or recipient of any Voting Securities as a condition of the actual receipt of such securities shall have executed and delivered a Voting and Support Agreement with terms and in a form substantially identical to this Agreement with respect to the Voting Securities so transferred or otherwise becomes a party to or bound by this Agreement) or (ii) adversely affect or otherwise impair such Shareholder’s ability to perform its obligations under this Agreement.

2

For purposes of this Agreement, (i) “Subject Securities” means, collectively, the Equity Interests in Parent listed on Exhibit A, which sets forth all of the Equity Interests in Parent that are “Beneficially Owned” (as determined in accordance with Rule 13d-3 under the Exchange Act) by Shareholder as of the date hereof, and any other Equity Interests in Parent that hereafter are issued to Shareholder or of which Shareholder otherwise directly or indirectly acquires Beneficial Ownership (including upon the conversion of any of the securities set forth on Exhibit A attached hereto) prior to the termination of this Agreement; and (ii) “Voting Securities” means, collectively, those Subject Securities that are eligible to vote on the applicable matters described in Section 1.01(a).

COVENANTS OF SHAREHOLDER REGARDING THE SUBJECT SECURITIES

No Transfer; No Inconsistent Arrangements.

Except as expressly provided hereunder, pursuant to the Merger Agreement or with the Company’s prior written consent, which may be withheld in the Company’s sole and absolute discretion, no Shareholder shall, directly or indirectly:

permit to exist any Encumbrance of any nature whatsoever with respect to any Subject Securities;

transfer, sell, assign, tender, gift, hedge, pledge or otherwise dispose of (each, a “Transfer”) or enter into any option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement or transfer of any economic interest) with respect to, any Subject Securities (unless any transferee or recipient who receives Voting Securities as a result of such transaction shall have executed and delivered a Voting and Support Agreement with terms and in a form substantially identical to this Agreement with respect to such Voting Securities or otherwise becomes a party to or bound by this Agreement), or any right, title or interest therein (including any right or power to vote) or agree to do or consent to any of the foregoing;

enter into (or caused to be entered into) any Contract with respect to any Transfer of any of the Subject Securities unless any Transfer will comply with the conditions set forth in subsection (ii) above;

grant or permit the grant of any Person under Shareholders’ control, of any proxy, power-of-attorney, voting trust, or other authorization, arrangement or consent with respect to the voting of any of the Subject Securities (other than set forth in this Agreement);

deposit or permit the deposit of any of the Subject Securities into a voting trust or enter into a voting agreement or similar arrangement with respect to any of the Subject Securities (other than set forth in this Agreement);

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seek to influence any Person with respect to the voting of, any Fresh Vine Common Stock in connection with the Merger or any other transaction, other than to recommend that shareholders of Parent vote in favor of approval of the Merger and adoption of the Merger Agreement; or

take or permit any other action that would be expected to adversely affect such Shareholder’s ability to perform its obligations hereunder.

If any involuntary Transfer of any of the Subject Securities shall occur (including in any bankruptcy or a sale to a purchaser at any creditor’s or court sale), the transferee (including any subsequent transferees) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until this Agreement is terminated in accordance with Section 5.02.

No Dissenters’ Rights; No Participation in Legal Actions.

No Dissenters’ Rights. To the extent Shareholder has a right to demand appraisal of any of the Subject Securities or a right to dissent from the transactions contemplated by the Merger Agreement (collectively, “Dissenters’ Rights”), such Shareholder hereby fully and irrevocably, to the fullest extent permitted by applicable Law (i) waives and agrees not to exercise any such Dissenters’ Rights (including, under the Nevada Revised Statutes, as amended) and (ii) agrees not to participate in or voluntarily aid in any way any action to seek Dissenters’ Rights.

No Participation in Legal Actions. Shareholder agrees not to directly or indirectly participate in, commence or join, whether on such Shareholder’s own behalf or derivatively on behalf of Parent, in any legal action (including any class action), with respect to any claim against Parent, Merger Sub, the Company or any of the Company’s Subsidiaries or any of the successors, Affiliates or Representatives of any of the foregoing, (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary or other duty by any Person or violation of any Law in connection with the Merger Agreement or the transactions contemplated thereby.

Adjustments. In the event of any stock split (including a reverse stock split), stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of Parent that affects the Subject Securities, the terms of this Agreement shall apply to all additional or resulting securities such that such additional and resulting securities shall constitute Subject Securities and, to the extent that such additional or resulting securities are in respect of Voting Securities, also shall constitute Voting Securities.

Stop Transfers. Shareholder shall not request, until this Agreement is terminated in accordance with Section 5.02, that Parent (or its transfer agent) register the Transfer (book-entry or otherwise) of any Subject Securities without the prior written consent of the Company (unless any transferee or recipient who receives Subject Securities as a result of a Transfer shall have executed and delivered a Voting and Support Agreement with terms and in a form substantially identical to this Agreement with respect to such Subject Securities or otherwise becomes a party to or bound by this Agreement). At all times commencing with the execution and delivery of this Agreement and continuing until the termination of this Agreement, in furtherance of this Agreement, Shareholder hereby authorizes Parent or its counsel to implement a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of the Subject Securities), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by Parent following the termination of this Agreement.

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ADDITIONAL COVENANTS

Documentation and Information.

Except as required by applicable Law, Shareholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of the Company (which consent may be withheld in the Company’s sole and absolute discretion); provided that Shareholder may disclose the terms of this Agreement and file a copy hereof in a Schedule 13D filed with the SEC to the extent required by applicable Law. Shareholder hereby consents to the disclosure in the Proxy Statement and if required by applicable Law or the SEC or any other securities authorities, any other documents or communications provided by Parent, Merger Sub, the Company or Shareholder to any Governmental Authority or to securityholders of the Company or Parent, of such Shareholder’s identity and Beneficial Ownership of Subject Securities and the nature of such Shareholder’s commitments under this Agreement and a copy of this Agreement.

Shareholder agrees to promptly give Parent, the Company and the Surviving Corporation any information that is in its control or possession that Parent, the Company or the Surviving Corporation may reasonably request for the preparation of any such disclosure documents and promptly notify Parent, the Company and the Surviving Corporation of any required corrections or updates with respect to any written information supplied by it, if such Shareholder shall become aware that any such information shall have become false or misleading in any material respect.

No Solicitation. Shareholder shall not, and shall cause Shareholder’s respective directors, officers and Representatives not to, directly or indirectly:

solicit, seek, initiate, encourage or facilitate the submission by any Person(s) to Parent of any Acquisition Proposal or any inquiries or proposals that would reasonably be expected to lead to any Acquisition Proposal;

initiate or participate in any discussions and negotiations with any Person(s) regarding any Acquisition Proposal or any inquiries or proposals that would reasonably be expected to lead to any Acquisition Proposal;

furnish to any Person(s) information in connection with any Acquisition Proposal or any inquiries or proposals that would reasonably be expected to lead to an Acquisition Proposal;

enter into any agreement, agreement in principle, letter of intent, memorandum of understanding, or similar arrangement with respect to an Acquisition Proposal;

solicit proxies with respect to an Acquisition Proposal;

initiate a Parent shareholders’ vote or action by written consent of Parent’s shareholders with respect to an Acquisition Proposal;

approve, recommend, declare advisable or enter into a Parent Acquisition Transaction (other than the Merger in accordance with the terms of the Merger Agreement);

otherwise cooperate with, assist, participate in or facilitate any such inquiries, proposals, discussions or negotiations or any effort or attempt to make any Acquisition Proposal;

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encourage or assist any Person in taking or planning any action that could reasonably be expected to compete with, restrain, or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; or

agree to or propose publicly to do any of the foregoing.

Ongoing Discussions and Negotiations. Shareholder shall, and shall cause each of its Affiliates and their respective Representatives to (a) immediately cease and cause to be terminated all existing discussions and negotiations with any Person or such Person’s Representatives (other than the Company or any of its Representatives) regarding any Acquisition Proposal and (b) terminate, amend, release or modify any provision of any standstill agreement (including any standstill provisions contained in any confidentiality or other agreement) to which it or any of its Affiliates or Representatives is a party that would prohibit Shareholder from entering into the Agreement or performing Shareholder’s obligations hereunder.

Further Assurances.

Each of the parties hereto shall execute and deliver any additional proxies, certificates, instruments and other documents, and take any additional actions, as may be reasonably necessary or appropriate to carry out and effectuate the purpose and intent of this Agreement.

Shareholder agrees, while this Agreement is in effect, to notify the Company promptly in writing of the number and description of any Subject Securities acquired by such Shareholder after the date hereof that are not set forth on Exhibit A hereto.

Conversion of Convertible Preferred Stock. The provisions set forth in this Section 3.05 apply to Stockholder only if the Subject Securities beneficially owned by Shareholder (either on the date of this Agreement or in the future) include shares of Series A Convertible Preferred Stock, of Parent, Series B Convertible Preferred Stock of Parent, or any other class or series of preferred stock of Parent hereafter created (as applicable, “Fresh Vine Preferred Stock”).

Unless and except to the extent previously converted, effective as of the business day immediately prior to the record date of the Fresh Vine Shareholder Meeting, Shareholder hereby irrevocably converts a number of shares of Fresh Vine Preferred Stock held by Shareholder and registered in Shareholder’s name equal to the number of such shares that will be convertible into the maximum number of Conversion Shares that does not exceed the either the Exchange Shares Cap or the Individual Holder Share Cap. For such purpose, “Conversion Shares,” the “Exchange Share Cap” and the “Individual Holder Share Cap” shall have the meanings ascribed to them in Parent’s Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, or the Certificate of Designation of Preferences, Rights and Limitations of any other class or series of preferred stock of Parent hereafter created (as applicable, the “Fresh Vine Certificate of Designation”).

Unless and except to the extent previously converted, and subject effective as of second business day prior to the scheduled Closing Date, Shareholder hereby irrevocably converts all of the remaining shares of Fresh Vine Preferred Stock into shares of Fresh Vine Common Stock; provided that such conversion is conditioned upon Parent having obtained stockholder approval for the issuance of shares of Fresh Vine Common Stock in excess of the “Exchange Share Cap” and “Individual Holder Share Cap” limitations provided for in the applicable Fresh Vine Certificate of Designation, as required by the NYSE American LLC Company Guide (and provided that such approval is in accordance with NYSE Company Guide Section 713 (or its successor)).

The conversions contemplated by Sections 3.05(a) and (b) shall be automatic and shall not require any further action on the part of Shareholder. Shareholder hereby irrevocably appoints the Chief Financial Officer or Secretary of Parent as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to cause such conversions, and the issuances of Fresh Vine Common Stock upon such conversions, to be reflected on the stock registry of Parent’s transfer agent. This power of attorney is given to secure the performance of the duties of Shareholder under this Section 3.05. Shareholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this Section 3.05. The power of attorney granted by Shareholder is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of Shareholder. The power of attorney granted hereunder shall terminate upon the termination of this Agreement.

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REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Shareholder hereby represents and warrants to the Company as follows:

Organization, Authority; Execution and Delivery; Enforceability.

If Shareholder is a natural person, (i) Shareholder is of legal age to execute this Agreement and is legally competent to do so, and (ii) the Shareholder’s spouse has executed the form of Spousal Consent attached as Exhibit B, or no consent of Shareholder’s spouse is necessary under any “community property” or other Laws in order for Shareholder to enter into and perform its obligations under this Agreement.

If Shareholder is not a natural person:

Shareholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance with the terms of this Agreement by Shareholder have been duly authorized by all necessary action on the part of Shareholder and its board of directors or applicable governing body; and

no other proceedings on the part of Shareholder (or Shareholder’s board of directors or applicable governing body) are necessary to authorize this Agreement, to consummate the transactions contemplated by this Agreement or to comply with the terms of this Agreement.

If Shareholder is not a natural person, Shareholder has all requisite corporate, limited liability company, limited partnership or other applicable entity power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement.

This Agreement has been duly executed and delivered by Shareholder and, assuming due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

Non-Contravention.

The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance by Shareholder with the terms of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in termination, amendment, cancelation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Encumbrances in or upon any of the properties or assets of Shareholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under:

if Shareholder is not a natural person, any provision of the Organizational Documents of Shareholder;

any Contract to or by which Shareholder is a party or bound or to or by which any of the properties or assets of Shareholder (including the Subject Securities) is bound or subject; or

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subject to the governmental filings and other matters referred to in Section 4.02(b), any applicable Law.

No Consent or approval of, or filing with, any Governmental Authority or other Person is required by or with respect to Shareholder in connection with this Agreement, except for filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

Ownership of Subject Securities; Total Shares. Such Shareholder is the Beneficial Owner of all of the Subject Securities and has good and marketable title to all of the Subject Securities free and clear of any Encumbrances (other than those created by this Agreement). The Subject Securities constitute all of the Equity Interests in Parent Beneficially Owned by such Shareholder as of the date hereof.

Voting and Dispositive Power. Shareholder has full voting and dispositive power, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to the Subject Securities. None of the Subject Securities are subject to any shareholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting or disposing of the Subject Securities, except as provided hereunder.

Reliance. Shareholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of Shareholder, threatened in writing against such Shareholder or any of such Shareholder’s properties or assets (including any of the Subject Securities) before or by any Governmental Authority that could reasonably be expected to prevent or materially impair Shareholder’s ability to perform its obligations hereunder.

Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any fee or commission from Parent in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of any of Shareholder.

MISCELLANEOUS

Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given in accordance with Section 11.7 of the Merger Agreement; however, in the case of any notice or communication to Shareholder such notice or communication must be sent to the address set forth on such Shareholder’s signature page to this Agreement or to such other address as any party to this Agreement shall specify in writing delivered to the other parties hereto.

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Termination. Subject to Section 5.03, this Agreement shall terminate automatically without any notice or other action by any Person, upon the first to occur of:

the valid termination of the Merger Agreement in accordance with its terms;

the Effective Time; or

the mutual written consent of the Company and Shareholder.

Survival. The provisions of Section 1.01(d), Section 2.02, ARTICLE IV and ARTICLE V shall survive any termination of this Agreement, and the termination of this Agreement shall not relieve any party from seeking any remedies (at law or in equity) against another party or relieve such party from liability for such party’s breach of any terms of this Agreement.

Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses.

Successors and Assigns; No Third-Party Beneficiaries. The terms and provisions in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties hereto, except to the extent that such rights, interests or obligations are assigned pursuant to a Transfer expressly permitted under Section 2.01; provided, however, that the Company may assign its rights, interests and obligations hereunder to a Subsidiary or Affiliate of the Company without the prior written consent of the other parties hereto.

Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Nevada (without reference to its choice of Law rules).

Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

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Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Entire Agreement. This Agreement and the Merger Agreement contain all of the terms with respect to the subject matter of this Agreement and the Merger Agreement and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by applicable Law.

Specific Performance. The parties hereto agree that irreparable damage would occur to the Company if any provision of this Agreement were not performed in accordance with its terms, and, that the Company shall be entitled to seek an injunction to prevent any breach of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which the Company is entitled at law or in equity. In any proceeding for specific performance, Shareholder agrees that it will not seek, and hereby waives, any requirement for the securing or posting of any bond.

Construction. The parties hereto acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

Interpretation.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement

Unless the context requires otherwise:

any reference to any contract, instrument or other document or any law herein shall be construed as referring to such contract, instrument or other document or law as from time to time amended, supplemented or otherwise modified;

any reference herein to any Person shall be construed to include such Person’s successors and assigns; and

all references herein to ARTICLES, Sections and Exhibits shall unless otherwise specifically stated be construed to refer to ARTICLES, Sections and Exhibits of this Agreement.

No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to Shareholder and the Company shall have no authority to exercise any power or authority with respect to the voting of any of the Subject Securities, except as otherwise provided herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

COMPANY:

NOTES LIVE, INC.

By:
Name:
Title:

PARENT:

FRESH VINE WINE, INC.

By:
Name:
Title:

[Company Signature Page to the Voting and Support Agreement]

SHAREHOLDER (Individual):

Signature:

Shareholder Name (please print):

Address:

SHAREHOLDER (Entity):

Shareholder Name (please print):

Signature:
Name:
Title:

Address:

[Shareholder Signature Page to the Voting and Support Agreement]

EXHIBIT A

SUBJECT SECURITIES

Subject Securities as of the date of this Agreement:

Shares of outstanding Fresh Vine Common Stock: ___________________________________

List any derivative securities for which Shareholder is the Beneficial Owner as of the date of this Agreement:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

EXHIBIT B

FORM OF SPOUSAL CONSENT

[SEE ATTACHED]

SPOUSAL CONSENT

I, the undersigned, being the spouse of __________________________ (“My Spouse”), a shareholder of Fresh Vine Wine, Inc., a Nevada corporation, hereby acknowledge that I have read and hereby approve that certain Voting and Support Agreement dated as of January __, 2024 (the “Voting Agreement”) in favor of Notes Live, Inc., a Colorado corporation. I hereby agree to be irrevocably bound by the Voting Agreement and that any community property interest that I may have in the Subject Securities shall be similarly bound by the Voting Agreement. I hereby appoint My Spouse as my attorney-in-fact with respect to the exercise of any rights or the performance of any obligations under the Voting Agreement.

Date: [●], 2024

Signature:
Name (Printed):